SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 9, 2005




                             BOOKS-A-MILLION, INC.
                       __________________________________
             (Exact name of registrant as specified in its charter)




         DELAWARE                     0-20664              63-0798460
      _________________             ____________          ______________
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)



402 Industrial Lane, Birmingham, Alabama                        35211
________________________________________                     ____________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (205) 942-3737

     On March 9, 2005, Books-A-Million, Inc. filed a report on Form 8-K which mistakenly misclassified its contents. This Form 8-K/A amends and restates that filing in its entirety to correct that misclassification.


Item 2.02. Results of Operations and Financial Condition.

     On March 9, 2005, Books-A-Million, Inc. issued a press release announcing its financial results for the thirteen-week period ended January 29, 2005. A copy of the press release is attached as Exhibit 99.1.

     The information in this Report, including the exhibit attached hereto is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.



Item 9.01. Financial Statements and Exhibits.
      (c) Exhibits

     This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed".

     Exhibit No.                       Description
     ___________                       ___________
        99.1                 Press Release Dated March 9, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2005                    BOOKS-A-MILLION, INC.



                                        By:/s/ Richard S. Wallington
                                        ____________________________
                                               Richard S. Wallington
                                               Chief Financial Officer




                                 EXHIBIT INDEX


        Exhibit No.                    Description
        ___________                    ___________

            99.1             Press Release Dated March 9, 2005